UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 27, 2012

PSIVIDA CORP.

(Exact name of Registrant as specified in its charter)

Delaware	000-51122	26-2774444
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

400 Pleasant Street

Watertown, MA 02472

(Address of Principal Executive Offices) (Zip Code)

(617) 926-5000

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events.

On March 27, 2012, Alimera Sciences, Inc. (“Alimera”) filed a Form 8-K reporting the following:

“Based on recent discussions with European regulatory authorities and Alimera’s regulatory consultants in Europe, Alimera believes that it will take longer than originally anticipated to obtain marketing authorizations for ILUVIEN® from the seven countries in which Alimera filed for such authorization (Austria, France, Germany, Italy, Portugal, Spain and the United Kingdom). As indicated in the Final Assessment Report (“FAR”) received by Alimera on February 27, 2012, each of these countries has reached a consensus that ILUVIEN is approvable. However, although the Decentralized Procedure Members States’ Standard Operating Procedure provides that each country shall adopt a national decision within 30 days after the Reference Member State closes the procedure (i.e., the issuance of the FAR), given the amount of time regulatory authorities in these countries have taken recently with respect to other drugs between the issuance of a FAR and the issuance of formal marketing authorizations, Alimera now believes that these authorizations likely will be issued in the second and third quarters of 2012, although one or more countries could take longer. Alimera does not anticipate, however, that the projected timing of these formal marketing authorizations will delay the availability of ILUVIEN in Europe, which Alimera expects to be by the end of 2012.”

SAFE HARBOR STATEMENTS UNDER THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995: Various statements made in this Current Report on Form 8-K are forward-looking and involve risks, uncertainties and potentially inaccurate assumptions. All statements that address activities, events or developments that may occur in the future are forward-looking statements. The following are some of the factors that could cause actual results to differ materially from the anticipated results or other expectations expressed, anticipated or implied in our forward-looking statements: Alimera’s ability to successfully obtain regulatory approval of and commercialize (alone or with others) ILUVIEN for DME in the EU and delays in any such approval; actions with respect to regulatory approval of ILUVIEN for DME in the U.S.; ability to obtain additional capital; ability to attain profitability; adverse side effects; exercise by Pfizer of the Latanoprost Product option; ability to complete clinical trials and obtain regulatory approval of product candidates; further impairment of intangible assets; fluctuations in operating results; decline in royalty revenues; ability to find partners to develop and market products; termination of license agreements; competition; market acceptance of products and product candidates; reduction in use of products as a result of future guidelines, recommendations or studies; ability to protect intellectual property and avoid infringement of others’ intellectual property; retention of key personnel; product liability; consolidation in the pharmaceutical and biotechnology industries; compliance with environmental laws; manufacturing risks; risks and costs of international business operations; credit and financial market conditions; legislative or regulatory changes; volatility of stock price; possible dilution; possible influence by Pfizer; ability to pay any registration penalties; absence of dividends; and other factors described in our filings with the Securities and Exchange Commission. Given these uncertainties, readers are cautioned not to place undue reliance on such forward-looking statements. Our forward-looking statements speak only as of the dates on which they are made. We do not undertake any obligation to publicly update or revise our forward-looking statements even if experience or future changes makes it clear that any projected results expressed or implied in such statements will not be realized.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 27, 2012

PSIVIDA CORP.

By:	/s/ LORI FREEDMAN
Name: Title:	Lori Freedman Vice President Corporate Affairs, General Counsel & Secretary